                               GROUP VEL ACCOUNT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
         SUPPLEMENT DATED JUNE 25, 1999 TO PROSPECTUS DATED MAY 1, 1999
                  (SUPPLANTING SUPPLEMENT DATED JUNE 21, 1999)

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First Allmerica Financial Life Insurance Company ("FAFLIC") has obtained approval from the Massachusetts Division of Insurance to take certain actions (the "Plan") to simplify the organizational and capital structure of its holding company system. The Plan will be implemented on or about July 1, 1999.

In accordance with the Plan, all property-and casually companies in the holding company system, as well as several other non-insurance subsidiaries, will be moved out from under FAFLIC to a position more directly under the ultimate controlling person in the group, Allmerica Financial Corporation ("AFC"). In 1998, the net income of the subsidiaries to be transferred from FAFLIC to AFC was $95.7 million. As of December 31, 1998, the total assets and total equity of these subsidiaries were $4,033.0 million and $1,264.1 million, respectively.

Under the Plan, FAFLIC will retain its ownership of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). Certain indirect wholly-owned subsidiaries of FAFLIC, including Allmerica Investment, Inc. and Allmerica Financial Investment Management, Inc., will become wholly-owned subsidiaries of AFLIAC (and therefore continue to be indirect wholly-owned subsidiaries of FAFLIC).

As part of the transactions, AFC will contribute to FAFLIC capital of $125 million and agree to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Massachusetts Insurance Commissioner.

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The following is added as the second paragraph under CHARGES AND DEDUCTIONS:

Upon full surrender of the Policy within the first three policy years, in certain situations the Company will, upon written request, refund a percentage of that portion of the previously paid Premium Expense Charge that exceeded our local, state and federal tax expenses. In the first Policy year, the amount of the refund is 100% of the portion of the previously paid Premium Expense Charge that exceeded our local, state, and federal tax expenses, 70% in the second Policy year, and 35% in the third Policy year. The following conditions apply:

    - The original owner of the Policy and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed.

    - The request to surrender the Policy and all certificates thereunder must be received prior to the end of the third Policy year; and

    - The Policy and certificates have not been exchanged to another carrier.

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Abigail M. Armstrong has resigned as Secretary, in order to assume new duties with AFLIAC and FAFLIC. Mary M. Eldridge has been elected Secretary, effective June 1, 1999. Ms. Eldridge has been an employee of FAFLIC since 1992, and has been an Attorney with the Company since 1998.

                                                  SUPPLEMENT DATED JUNE 25, 1999